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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 4, 1997 appearing on page 12 of Bell Industries, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1996.




PRICE WATERHOUSE LLP

/s/PRICE WATERHOUSE LLP

Los Angeles, California
August 28, 1997